Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gardner Denver, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barry L. Pennypacker, certify, to the best of my knowledge, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	Barry L. Pennypacker

Barry L. Pennypacker President and Chief Executive Officer Gardner Denver, Inc. February 25, 2011

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